VPR BRANDS LP

INVESTOR PRESENTATION MAY 2019

HONEYstick™
vapehoneystick.com

vpr
VPR BRANDS LP
VPBBRANDS.COM • VPR Brands LP a publicly traded company (VPRB)

VAPORX®
ivaporx.com

GOLD LINE®
cbdgoldline.com

krAve®
kraveit.com

VaporIn™
vaporin.com

HELIUM
vapehelium.com

DISCLAIMER AND FORWARD — LOOKING STATEMENTS

This presentation (the "Presentation") has been prepared by VPR Brands LP (the "Company") and is being delivered to parties who may be interested in considering a potential transaction with or investment in the Company. This Presentation does not purport to be all-inclusive or to necessarily contain all the information that a prospective participant in a transaction may desire. By the acceptance hereof, each recipient agrees that neither it nor its agents, representatives, directors, officers, or employees will copy, reproduce or distribute to others this Presentation, in whole or in part, at any time without the prior written consent of the Company and that it will cause its agents, representatives, directors, officers, and employees to keep confidential all information contained herein not already in the public domain and will use this Presentation for the sole purpose of evaluating any potential transaction or investment in the Company.

No money or other consideration is being solicited at this time via this presentation or any other communication and, if sent to the Company will not be accepted and will be promptly returned. A subscription for our securities will be made pursuant to an agreement to be entered into between the subscriber and the Company. Any indications of interest in the Company's securities offering involves no obligation or commitment of any kind. The Company may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may or may not be made under Regulation D under the Securities Act of 1933, as amended. This information shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

While the information contained herein is believed to be accurate, the Company, their affiliates, and their respective stockholders, members, partners, directors, managers, officers, employees, agents, advisors, and other representatives each expressly disclaims any and all liability for representations, expressed or implied, contained in or omitted from this Presentation or any other written or oral communications transmitted to any interested party in the course of its evaluation of the Company. Nothing contained herein is or shall be relied upon as a promise or representation by the Company or their affiliates or any of their respective stockholders, members, partners, directors, managers, officers, employees, agents, advisors, or other representatives as to the past or future performance of the Company. Only those particular representations and warranties made by the Company in a written definitive agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect

The Presentation may include certain statements, estimates and projections provided by the Company with respect to anticipated future performance ("forward-looking statements"). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. Such statements, estimates and projections reflect significant assumptions and subjective judgments by management of the Company concerning anticipated results. These assumptions and judgments may or may not prove to be correct and there can be no assurance that any projected result will be attainable or will be realized. As events and circumstances frequently do not occur as expected, there will usually be differences between anticipated and actual future performance, and those variances may be material. None of the Company, or its affiliates or any of their respective stockholders, members, partners, directors, managers, officers, employees, agents, advisors, or other representatives makes any representations or warranties as to their accuracy or completeness. Hence, the reader of this material is cautioned not to place undue reliance on these forward-looking statements.

By acceptance hereof, each recipient individually or together with its agents, representatives, and advisors acknowledges and agrees that it is capable of evaluating the merits and risks of any transaction with the Company. In determining whether to proceed with a potential transaction, each recipient must rely on its own examination and due diligence with respect to the Company, its operations and its products, as well as the terms of any potential transaction, including the merits and risks involved. Each recipient acknowledges that it will consult and rely on its own business, tax, accounting, legal advisors, and others in connection with its evaluation of any potential transaction.

Except where otherwise indicated, this Presentation speaks as of the date hereof. Neither the delivery of this Presentation nor the completion of any transaction involving the Company shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof. In furnishing this Presentation, none of the Company, or its affiliates or any of their respective stockholders, members, partners, directors, managers, officers, employees, agents, advisors, or other representatives undertakes any obligations to update any of the information contained herein.

ABOUT US



ABOUT

- VPR Brands has built a portfolio of brands that target consumers in both the nicotine and cannabis verticals.
- **HoneyStick** is our flagship brand and has become our leading product and platform to drive growth for the firm across both verticals.
- **Krave**, **Helium**, **VaporX**, and **Vaporin** are our ancillary brands servicing the nicotine vertical.
- VPR Brands has entered the CBD vertical through our **GoldLine** CBD product line.
- We have achieved 2018 revenue of **$4,613,300,** a **28%** increase year-over-year.
- Our fulfillment center and headquarters are based in Fort Lauderdale, FL.
- We cultivate brands through direct sales and licensing opportunities in the CBD vertical.

THE MARKET OPPORTUNITY


SMOKABLES
50%
EXTRACTS
50%
Dried flower
40%
Vape pens
20%
Pre-rolls
10%
Edibles
15%
Beverages
10%
Other
5%

THE MARKET OPPORTUNITY

VPR Brands is positioned at the intersection of two industries that share a growing trend. The trend toward smokeless products is clearly evident in both the tobacco and cannabis industries, and consumers are quickly leaving traditional consumption methods and adopting both e-liquids and cannabis concentrates alike. Through our vaporizer brands, white label business and GoldLine CBD; we believe we are positioned better than ever to capture market share and drive scale across various high-growth verticals.


NICOTINE
$47.11 Billion Global Market by 2025
Global macro trend in user adoption from cigarettes to e-liquids and vaporizers. Altria's investment in JUUL validates current market trends.
CANNABIS
$146.4 Billion Global Market by 2021
Global macro trend in user adoption from flower to smokeless products via vape cartridges, vaporizers and cannabis concentrates.

Source: Grand View Research, Inc.

2019 VAPOR MARKET SIZE

VPR BRANDS LP

- **YEAR END 2019 Total E-Cig/Vapor Market $9B**
  - **E-Cigarettes $6.4B**
    - **C-Store, Food, Drug and Mass Retail Channels $4.4B**
    - **Online & Other Retail Channels $2B**
      - **Online $1.2B**
      - **Other $800M***
  - **Vapors/Tanks/Mods& Personal Vaporizers $2.6B**
    - **Online & Other Retail Channels $550M**
    - **C-Store, Food, Drug and Mass Retail Channels $4.4B**
    - **Vape Shops $1.7B**

Source: Nielsen C-Store Database, Wells Fargo Securities, LLC estimates. *Other Retail channels include tobacco-only outlets and other e-cig retail locations.
Bonnie Herzog - Wells Fargo Securities, LLC | Tobacco, Beverage & C-Store Sectors

2019 VAPOR MARKET SIZE

As the Market expands/matures, Market shares may moderate, but topline momentum is expected to continue



$0.0B
$3.5B
$5.5B
$0.4B
$4.2B
$6.9B
$0.9B
$5.0B
$8.5B
$1.6B
$5.8B
$10.7B
$2.4B
$6.1B
$13.9B
$3.3B
$6.4B
$17.9B
$4.3B
$6.7B
$22.6B
2019
2020
2021
2022
2023
2024
2025
Estimates
iQOS
JUUL
Other e-cigs/vapor

Source for both images: Nielsen; Wells Fargo Securities, LLC estimates
Bonnie Herzog - Wells Fargo Securities, LLC | Tobacco, Beverage & C-Store Sectors

KEY INVESTMENT HIGHLIGHTS

VPR BRANDS LP





Broad portfolio of tested vaporizer products that are implemented into the marketplace and driving sales across the firm.



Leveraging line of CBD products to drive growth and penetrate the cannabis consumables market.



Experienced management team with extensive experience in the vaporizer category.



Strong year-over-year financial growth with room for margin improvement and category growth.

KEY INVESTMENT HIGHLIGHTS: BRAND PORTFOLIO

- We have developed a curated product mix consisting of vaporizers, e-liquids, cannabis consumables, disposable vapes, batteries and tanks to create synergies across our brands and to suit the consumers' needs.
- In-house product development is a major differentiator for VPR Brands, enabling us to expand margins.
- Award-winning design and product innovation.

GoldLine®

- Flagship CBD line with a broad portfolio of products
- Pre-rolled joints
- Vape cartridges
- Edibles
- CBD Pens
- Crumble
- Tinctures

KrAVe®

- E-cigarettes
- E-Liquid
- E-Cig Filter Cartomizer

HoneyStick

- Honey Stick is a lifestyle brand that combines the features of modern technology, high performance & dependability when it comes to upper-tier vaporizers
- Vaporizers
- Tanks
- Kits
- Accessories

Vaporin™

- E-cigarettes
- Vaporizers
- E-Liquid
- E-Cig Filter Cartomizer

VaporX®

- VaporX is a brand that is targeting consumers looking for a quick and easy solution to smoking cigarettes
- E-Liquid
- Hookah Stick
- E-Cig Filter Cartomizer

Helium

- Helium is an e-liquid line targeting the vape connoisseur
- Backed by science to deliver best-in-class vaping experience
- Bold flavors
- Major value proposition at point of sale

KEY INVESTMENT HIGHLIGHTS: BRAND PORTFOLIO

VPR BRANDS LP

The HoneyStick Platform:

The HoneyStick product line is our lifestyle brand, targeting both major verticals of the vaporizer market. This line was developed with the vaping enthusiast in mind and has evolved through our in-house product development to suit the needs of both the cannabis and nicotine consumer.

Platform Highlights:

- High Times Award Winner
- Coast to Coast North America
- Product mix targets wide range of consumers with price point from $39.99 to over $199.99
- Customizable product mix to match the changing needs of the consumer
- Established brand equity

HoneyStick Ecosystem

VAPORIZERS



HoneyStick brand vaporizers combine cutting-edge technology, world-class performance, and stealth concealment. Each of our products has been engineered to bring an unparalleled experience to the vaping of concentrates and essential oils. Our in-house design team utilizes the highest quality components to perfectly accentuate flavor and intensity in every puff. HoneyStick is dedicated to elevating the vaping experience of patients and recreational users. Crafted for the connoisseur.

VAPE TANKS



HoneyStick tanks and attachments are designed with the same meticulous care and performance expectations as our flagship vaporizers. Our attachments are 510 thread and will work with most commonly sold vape batteries on the market. They are for those who already have a vaporizer and just want that HoneyStick experience or want to build their own perfect pairing (Tank and Power Plant) to fit their lifestyle. HoneyStick tanks provide various heater options and various intensity levels, so pick what's right for you, or just start building your collection today.

ACCESSORIES





HoneyStick Accessories – Over time you will need to use new heaters or accessories to keep your devices performing at optimal levels, and for that you need to make sure to buy HoneyStick replacement parts. Key reasons to do this are: we stand behind our replacement parts and units, so in the unlikely event there is a problem, we have your back! Also, we don't guarantee accessories built by other brands; we work hard to set our items apart from the pack due to our competitive spirit, so the last thing we want you to do is to use another manufacturer's parts to service our units.

KEY INVESTMENT HIGHLIGHTS: CANNABIS VERTICAL

VPR BRANDS LP

VPR Brands launched GoldLine CBD in 2018 to enter into the cannabis consumables space. We believe that this will be a major growth driver for the company in 2019 due to current trends in the market. With major regulatory shifts toward the CBD vertical, the market is forecast to balloon to an estimated $22 billion by 2022. We believe that VPR Brands is positioned to capture market share through a diverse portfolio of offerings as shown below:

- 10% of revenue 2018
- 15 SKUs currently
- Company expects to capitalize on the CBD opportunity and deploy a second CBD brand into the market in 2019, “Dr. Good Hemps,” to meet the demands of a differentiated consumer.


CBD
CBD

- High potency CBD gummies
- Strong distinct CBD
- High quality CBD coated for fast activation
- Great flavor
- Goldline gummies of high strength and delicious feel just seem to melt in the mouth and provide quick activation and the strong onset of CBD. Each gummy is high potency and uses a high-quality CBD glaze, so from the moment it touches your tongue you feel the CBD start to work. Daily CBD Gummies.


CBD OIL

- 100 MG of CBD pre-loaded
- Pharmaceutical grade CBD
- 4 great flavor options
- 0.5Ml total fill
- Glass mouthpiece and glass tank for purity
- Ceramic heater for amazing flavor accentuation
- No maintenance
- 4 Flavors: Natural | Mango | Tropical | Strawberry
- Ready –to-go prefilled CBD vape pens that you simply open and vape for the convenient delivery of CBD. Goldline CBD vape pens are pre-loaded and ready to vape, and when the tank runs dry, you can simply toss it and buy another one.


CBD
CRUMBLE

- Full spectrum colorado extracted
- 250 MG concentration
- High potency immediate CBD delivery
- Perfect for Dab pens [not included]
- Strong distinct natural taste
- Rapid activation
- Strongest CBD delivery to vape
- CBD crumble is full spectrum extract that is CBD-rich and has the most potent delivery and activation among CBD vape products. This crumble is extracted from the highest grade of CBD flower and is in a solid format to be placed and vaped on an open coil vaporizer.


CBD OIL
CBD OIL
NATURAL

- Flavorful blend of liquid CBD
- Great way to start a CBD regimen
- 30ml CBD Oil
- Pharmaceutical grade CBD
- 4 Flavor options for tasty CBD delivery
- Vaporable or ingestible
- 100mg • 300mg • 500mg strengths available
- 4 Flavors: Natural | Mango | Tropi-cool | Strawberry Goldline
- CBD oils & tinctures are a great way to get started using CBD with a high-quality CBD oil that you can orally ingest as well as vape out of a tank for your preferred delivery method. CBD Goldline offers with its oils and tinctures 3 different intensity levels within its 30Ml bottle.

KEY INVESTMENT HIGHLIGHTS: CBD MARKET FORECASTS

VPR
VPR BRANDS LP


GOLDLINE
CBD PAIN RELIEF CREAM
Back Pain • Knee Pain 250 mg Muscle Pain
CBD OIL
DISPOSABLE VAPE PEN
TROPI-COOL
GOLDLINE
CBD OIL
TROPI-COOL
VAPE/TINCTURE
CBD OIL
STRAWBERRY
CBD
GUMMY BEARS
CBD OIL
TROPI-COOL
VAPE/TINCTURE
CBD OIL
TROPI-COOL
5 PACK CBD HONEY
GOLDLINE

By 2025,
it is estimated that the
US CBD Market could
approach $16B
(from $600M - $2B in 2018)

Source : Cowen and Company

KEY INVESTMENT HIGHLIGHTS: MANAGEMENT TEAM

VPR Brands' management team has a combined 50+ years of experience in distribution and product development in the vaporizer industry.



KEVIN FRIJA
Chief Executive Officer
Mr. Frija is a veteran entrepreneur possessing a broad range of experience spanning 29 years, particularly in the areas of sourcing, manufacturing, supply chain management, marketing, advertising, and brand licensing. Mr. Frija's entrepreneurial vision and spirit helped him create and build a leading swim and resort wear company, InGear Fashions, Inc., and Flash Sales, Inc., a toy and novelty company, both based out of Miami, FL, where he still maintains a role as creative director and an equity partner. In 2009, Mr. Frija became the president and chief executive officer of Vapor Corp., a publicly traded electronic cigarettes company and e-cigarettes importer. Mr. Frija helped grow Vapor Corp. into one of the largest and most recognized electronic cigarette companies at the time. Under his leadership, the company employed over 50 U.S.-based employees and generated over $25 million dollars in wholesale sales in 2013 alone. In 2014, Vapor Corp. uplisted from the over the counter market to the NASDAQ Capital Market. Mr. Frija resigned from his position as chairman and CEO in 2014 to continue pursing his passion of playing a role as a strategic advisor, which would allow him to add value to other startup companies. In 2016 he was able to purchase the brands and wholesale business assets from Vapor Crop which is now owned by VPR Brands, LP, where he is currently CEO and chairman.



DAN HOFF
Chief Operating Officer
Mr. Hoff previously worked in the vaporizer and e-cigarette industry serving in various positions at Vapor Corp., a company that designs, markets and distributes e-cigarettes, vaporizers, e-liquids and accessories, since its inception in 2007. Mr. Hoff played a pivotal role and worked closely with VPR Brands Chief Executive Officer Kevin Frija in the growth of Vapor Corp. and expansion of its distribution network, having overseen financial management, accounting functions, supply chain management, product design and development and key vendor relations during his tenure. Mr. Hoff also helped build and expand Vapor Corp.'s cannabis-based products division and expand its wholesale division as it related to e-cigarettes and vaporizers as the head of Vapor Corp.'s wholesale operations. Most recently, he worked to develop and expand Vapor Corp.'s medical cannabis vape program, which provides turnkey OEM vapor solutions for cannabis farmers, cultivators, and extractors. VPR Brands acquired Vapor Corp.'s medical cannabis division and related inventory in July 2016, at which time Mr. Hoff joined VPR Brands as Director of Alternative Products and head of wholesale operations. Mr. Hoff was appointed chief operating officer of VPR Brands, LP in January of 2017. Mr. Hoff received his Bachelor of Business Administration from the University of Miami School of Business.

KEY INVESTMENT HIGHLIGHTS: SUPPORT TEAM

VPR BRANDS LP

Sales Team



GARY REP
Sr. Sales Executive



ALEXANDRA GITELMAN
Sales Executive



ASHLEY CELLUCCI
Sales Executive



NATASHA PERRIER
Sales Executive



MIRIAM PEREZ
Online Sales / Marketing



EZEQUIEL PAVLOTSKY
Director of International Sales

Design & Marketing Team



HENRY HODGSON
Sr. Graphic Designer



CHRIS ZBOROWSKI
Sr. Web Developer



LUCAS DEARAUJO
Web Master



MERINA MEANA
Social Media / Marketing Specialist

Accounting Team



NATESA KALYNI
Accounting
Human Resources



CHRISTOPHER PORTER
Import Specialist
Inventory Management



GLECIE LACORTE
Shipping Manager
Invoice Control



NANNETTE SMITH
Warehouse Support
Data Entry

GROWTH STRATEGY



GROWTH STRATEGY

VPR BRANDS LP

WHOLESALE	• Our wholesale business is a primary revenue driver for the company. • Our key strategies to drive growth in our wholesale business are scaling our internal sales team, expanding our product offerings and expanding our CBD channel through S&M and affiliate marketing initiatives.
e-COMMERCE	• Business has grown to be approximately 10% of total revenue. • Driven by organic customer base the company has grown over the years. • Major growth initiative for 2019 to deploy marketing dollars and drive revenue through e-commerce.
PRODUCT INNOVATION	• In a quickly evolving market, VPR Brands plans to innovate the delivery methods for the vaporizer vertical. • Staying the forefront of innovation with new features, design and technology as evidenced by our ever-evolving HoneyStick line.
STRATEGIC PARTNERSHIP	• Private label and co-branded collaborations with brands and white label extractors in respective states. • Offering HoneyStick vapes to penetrate point of sale for THC vertical. • Seeking collaborative partnerships to leverage existing sales and distribution infrastructure.

ALLIANCES: DISTRIBUTION PARTNERS

VPR BRANDS LP

MAVERICK DISTRIBUTION

Core-Mark

INFINITY WHOLESALE GROUP

Vapor Outlet

greenlane

MIDWEST DISTRIBUTION

DEVINE Distribution

SPEEDY DISTRIBUTION GROUP

VaporNation Your Online Vaporizer Superstore

AFG DISTRIBUTION™

VAPECENTRAL GROUP

HAROLD LEVINSON ASSOCIATES LLC

ULTIMATE PRODUCT DISTRIBUTORS

RICH MOUNTAIN DISTRIBUTION

KRETEK INTERNATIONAL, INC.

DIRECTVAPOR® HUGE SELECTION • LOW PRICES

WINDSHIP Trading Company EST. 2013

P&K PHILLIPS & KING® INTERNATIONAL

HAPA & POLMAN

VPR BRANDS LP

OPERATIONS

Statement - STATEMENTS OF OPERATIONS (USD $)	12 Months Ended Dec. 31, 2018	12 Months Ended Dec. 31, 2017
REVENUES	4,613,300	3,610,379
COST OF SALES	(2,697,937)	(2,398,242)
GROSS PROFIT	1,915,363	1,212,137
OPERATING EXPENSES:		
Selling, General and Administrative	1,905,881	2,100,901
TOTAL OPERATING EXPENSES	1,905,881	2,100,901
NET OPERATING INCOME (LOSS)	9,482	(888,764)
Other Income (Expense)		
Interest Expense	(541,610)	(336,973)
Loss on extinguishment of debt	(525,880)	(488,614)
Change in fair value of derivative liability	84,268	102,539
NET LOSS	(973,740)	(1,611,812)
LOSS PER COMMON UNIT	(0.01)	(0.03)
Weighted-Average Common Units Outstanding - Basic and Diluted	78,594,769	53,077,075

CAP-EX EXPERTS

VPR BRANDS LP



CAP-EX EXPERTS

VPR Brands' true value proposition lies in the management team's ability to execute and scale the firm with growth capital.

With the deployment of $1M in growth capital for 2018, VPR Brands was able to nearly generate $5M in gross sales at a 40% margin. We believe that we can replicate these results and increase our margin at scale with the infusion of a greater amount of capital.

Our strategy is to incrementally deploy $1 million in working capital to drive additional in sales.

Recent $1 million 3yr 18% debt financing:
Use of funds

- $700K on Inventory
- $100K for Advertising
- $100K for IR
- $100K for PR

PUBLIC MARKET COMPS (MAY 2019)

VPR Brands currently trades at a steep discount to its peers from a revenue multiple perspective. With a fresh capital infusion and the scaling of the firms' CBD vertical we expect to see not only consistent year-over-year growth in 2019 but margin expansion as well.

	Share Price	O/S	Market Cap	2018 Revenue	Revenue Multiple
Pot Network Holdings	$0.10	674M	$66M	Fiscal 2018: $22M	3x
Charlotte's Web	$14.04	93M	$1.3B	Fiscal 2018: $70M	18x
cbdMD (Level Brands)	$6.29	10M	$62M	Fiscal 2018: $6M	10x
KushCo Holdings	$4.56	88M	$422M	Fiscal 2018: $52M	8x
Smoke Cartel	$0.80	22M	$18M	Fiscal 2018: $3M	6x
Turning Point Brands	$49.27	20M	$950M	Fiscal 2018: $323M	3x
VPR Brands	$0.07	86M	$6M	$4.6M	1.3x

Share prices are as of May 29, 2019, as reported by The OTC Markets Group, Inc. with respect to Pot Network Holdings, Charlotte's Web, KushCO Holdings, Smoke Cartel and VPR Brands, and as reported by NYSE with respect to cbdMD and Turning Point Brands. All other information contained in this table was derived from the most recently available public filings with the SEC, SEDAR or the OTC Markets, as the case may be, by the listed companies.

VPR BRANDS LP

THANK YOU